Note 7 - Income Taxes - Reconciliation of Income Tax Expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Loss before income tax	$ 63,821	$ 40,333	$ 57,474
Expected income tax benefit	13,403	8,470	12,069
Tax rate difference	(4,653)	(3,425)	(2,121)
Non-deductible expenses	(688)	(5,228)	(880)
Research tax credits	641	2,360
Non-taxable income	120		75
Others	68	(99)	(143)
Change in valuation allowance	(8,891)	(2,078)	(9,000)
Total income tax benefit